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                        Exhibit 23.1


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                CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Reg-istration Statement No. 333-82371 on Form S-6 of our report dated July 22, 1999, appearing in the Prospectus, which is part of this Registration Statement. We consent to the reference to our Firm as experts under the heading "Auditors" in the Pro-spectus which is a part of this Registration Statement.

                                   /s/Deloitte & Touche LLP
                                   --------------------------
                                   Deloitte & Touche LLP


July 22, 1999
New York, New York